[graphic of State of Pennsylvania and currency montage]

===============================================================================
                                       Semiannual Report January 31, 2002

Oppenheimer

Pennsylvania Municipal Fund
Tax-Free Income for Pennsylvania Investors

                                                  [logo] OppenheimerFunds(R)
                                                         The Right Way to Invest

REPORT HIGHLIGHTS

      CONTENTS
 4    Letter to
      Shareholders

 6    An Interview with
      Your Fund's
      Managers

17    Financial
      Statements

As of January 31, 2002, Oppenheimer Pennsylvania Municipal Fund's Class A shares provided a distribution yield of 6.25% at Net Asset Value (without sales charges).(1)

The Fund reported a Class A standardized yield of 5.79% as of January 31, 2002.(2)

The Fund's standardized yield of 5.79% is the equivalent of 9.16% in taxable yield for a Pennsylvania taxpayer at the 36.8% combined Pennsylvania State and federal tax rate for 2002.(3)

1. As of 1/31/02, Oppenheimer Pennsylvania Municipal Fund's (Class A Shares) 30-day SEC yield was 5.79%. Distribution yield at Net Asset Value (NAV) (based on last distribution) is annualized and divided by the Fund's NAV as of the Fund's 1/10/02 distribution date. Standardized yield (based on net investment income for the 30-day period ended 1/31/02) is annualized and divided by the period-end offering price. Distribution yield at NAV does not include sales charges. Falling NAV's may artificially increase yields.
2. Standardized yield (based on net investment income for the 30-day period ended 1/31/02) is annualized and divided by the period-end offering price. Falling NAV's may artificially increase yields. All performance information provided represents past performance and is not predictive of future investment performance. The investment return and principal value of an investment in the Fund will fluctuate with market conditions, so that an investor's shares, on any given day or when redeemed, may be worth more or less than their original cost.
3. A portion of the Fund's income may be subject to income taxes. Capital gains distributions, if any, are taxable as capital gains. For investors subject to the Alternative Minimum Tax, a portion of the Fund's distributions may increase that tax.

                 2 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Dividend Distributions 2/1/01-1/31/02(4)
Dividend per Share (in cents)

Month            Class A       Class B        Class C
-----------------------------------------------------
February           5.9           5.1            5.2
-----------------------------------------------------
March              5.9           5.2            5.2
-----------------------------------------------------
April              5.9           5.2            5.2
-----------------------------------------------------
May                5.9           5.2            5.2
-----------------------------------------------------
June               5.9           5.2            5.2
-----------------------------------------------------
July               5.9           5.2            5.2
-----------------------------------------------------
August             5.9           5.1            5.1
-----------------------------------------------------
September          5.9           5.2            5.2
-----------------------------------------------------
October            5.9           5.2            5.2
-----------------------------------------------------
November           5.9           5.1            5.1
-----------------------------------------------------
December           5.9           5.2            5.2
-----------------------------------------------------
January            5.9           5.2            5.2

4. This assumes shares were purchased and held for the entire accrual period. Since distributions accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period. The Fund attempts to pay distributions on Class A shares at a constant level. There is no assurance that it will be able to do so. The Board of Trustees may change the targeted distribution rate at any time without prior notice to shareholders. Additionally, the amount of those distributions and the distributions paid on Class B and Class C shares may vary over time, depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the particular class of shares. Distributions paid on Class A shares will generally be higher than distributions for Class B and Class C shares, which normally have higher expenses than Class A. The Fund cannot guarantee that it will pay any distributions. The Fund's efforts to maintain a steady dividend for its Class A shares did not materially affect portfolio strategies during this reporting period.

                 3 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

LETTER TO SHAREHOLDERS

[photo]
John V. Murphy
President
Oppenheimer
Pennsylvania
Municipal Fund

Dear Shareholder,

2001 marked a year of unprecedented volatility, uncertainty and change. At OppenheimerFunds, we understand that these are challenging times. To look ahead, we must learn to reflect on the unimaginable year that has just passed.
     For the first time in a decade, the United States economy slipped into a recession. Sharply reduced corporate capital spending and weakened consumer confidence contributed to an economic slowdown. A key factor to remember is that the recession is a natural part of the economic cycle and is following one of the longest periods of growth in U.S. history. In many ways, we are on the road to recovery. Apart from the monetary and fiscal stimuli the government and the Federal Reserve Bank have provided, the market has refocused on the importance of company fundamentals across all industries.
     The tragedy of September 11 brought great uncertainty to our lives. Yet "America is successful because of the hard work and creativity and enterprise of our people," declared President George W. Bush. "These were the strengths of our economy before September 11, and they are our strengths today."
     While the volatility of the economy is beyond anyone's control, there are steps you can take during these challenging times to help protect your investments. Most importantly, work closely with your financial advisor. Your advisor can help maintain balance in your portfolio, while ensuring your investments have a long-term purpose and address your goals. A strategy that manages risk and the potential for rewards across many sectors of the market is one of the best ways to diversify your portfolio. You should also maintain an appropriate level of awareness about your funds.

                 4 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

     Fund communications, including this report, can help you better understand the objectives, strategies and performance of your fund. To supplement these communications, we encourage you to use our website, www.oppenheimerfunds.com, for timely fund information.
     This year will be full of new challenges. At OppenheimerFunds we pledge to provide you with the seasoned expertise and management experience that should help pave the way for a brighter future. Our vision is clear and focused, we are well positioned for the future and we hold a commitment to you, our shareholders, that we shall keep your long-term interests always in mind.
     In the face of adversity, we stood strong and proud. And despite the challenges we faced, we came together as never before with a greater sense of strength and resolve.
     I thank you for your continued support and confidence.
We hope that you can see the strength and spirit that has led and continues to lead us towards a bright future. And we look forward to sharing with you the strength, expertise and resolve that make OppenheimerFunds an integral part of The Right Way to Invest.

Sincerely,

/s/ John V. Murphy

John V. Murphy
February 22, 2002

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow.

                 5 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

[sidebar]
As of January 31, 2002, the Fund's Class A shares provided a standardized yield of 5.79%.
[end sidebar]

How has Oppenheimer Pennsylvania Municipal Fund performed during the past six-month period ended January 31, 2002?

During the past six months, shareholders in Oppenheimer Pennsylvania Municipal Fund have benefited from the Fund's approach to yield-driven total return.

The Fund's Class A shares provided an annualized tax-free distribution yield of 6.25% (computed without sales charges) and standardized yield of 5.79%, as of January 31, 2002.(1) Attractive dividends were responsible for the Fund's
Class A total return of 2.17% (without sales charges) for this reporting period.(2) The Fund's performance during the past six months represents continuation of the strong, yield-oriented total return of the last year.

1. As of 1/31/02, Oppenheimer Pennsylvania Municipal Fund (Class A shares) provided a 30-day SEC yield of 5.79%. Distribution yield at Net Asset Value
(NAV)(based on last distribution) is annualized and divided by the Fund's NAV as of last distribution date. Standardized yield (based on net investment income for the 30-day period ended 1/31/02) is annualized and divided by the period-end offering price. As of 1/31/02, Oppenheimer Pennsylvania Municipal Fund (Class A shares) provided a distribution yield of 5.95% at Maximum Offering Price (that is, with sales charges deducted). Falling NAV's will tend to artificially raise yields.
2. Dividend payments are subject to Board approval and may be changed at any time. There can be no assurance that the Fund will pay a dividend. Dividends for Class B and Class C shares are typically lower than for Class A shares because the Fund's operating expenses are typically higher. See page 15 for the Fund's 1-, 5-, 10-year and life-of-class average annual total returns, with and without applicable sales charges. Past performance is not a guarantee of future results.

All performance information provided represents past performance and is not predictive of future investment performance. The investment return and principal value of an investment in the Fund will fluctuate with market conditions, so that an investor's shares, on any given day or when redeemed, may be worth more or less than their original cost.

                 6 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

During the past six months, long-term municipal bonds performed well relative to most other asset classes, particularly compared to the broader equity markets. The 2.32% and 2.30% advances in the Lehman Brothers 10- and 20-Year Municipal Bond Indices, respectively, countered declines of -5.73% on the Dow Jones Industrial Average, and -4.59% on the NASDAQ Composite Index during this report period.(3)

The Fund's Class A standardized yield of 5.79% (as of January 31, 2002) is the equivalent of 9.16% in taxable yield for a Pennsylvania taxpayer at the 36.8% combined Pennsylvania State and federal tax rate for 2002. For taxpayers subject to higher federal tax rates, or additional local income taxes, the equivalent yield would make your Fund investment even more attractive.

Municipal bond yields continue to compare very favorably to yields generated by comparable maturity, U.S. Treasury securities, as well. Historically, long-term municipal bond yields have been equivalent to 80-85% of Treasury bond yields, since exemption from federal income tax makes municipal bond yields generally higher on an after-tax basis. Yet at the end of this reporting period, long-term, investment-grade Pennsylvania municipal bond yields were available at over 95% of Treasury bond yields.(4) This indicates that municipal bonds remain a tremendous value for investors seeking tax-free income.(5)

3. The Dow Jones Industrial Average is a price-weighted average of 30 large domestic stocks. The NASDAQ Composite Index is a broad-based, capitalization-weighted index of all NASDAQ National Market and small-cap stocks. The Lehman Brothers 10- and 20-Year Municipal Bond Indices are unmanaged indices consisting of municipal bonds having remaining maturities of between 8 and 12 years and between 17 and 22 years, respectively. Index performance is for illustrative purposes only, and does not predict or depict the performance of the Fund. None of the indices can be purchased directly by investors.
4. Unlike the Fund, treasuries are guaranteed as to principal and interest.
5. A portion of the Fund's income may be subject to income taxes. Capital gains distributions, if any, are taxable as capital gains. For investors subject to the Alternative Minimum Tax, a portion of the Fund's distributions may increase that tax.

                 7 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS Continued

[photo]
Portfolio Management
Team (l to r)

Anthony A. Tanner, CFA
Vice President and Portfolio
Manager, Rochester Division
Joined the Rochester
Investment Team
in June 1991

Ronald H. Fielding, CFA
Senior Vice President and
Portfolio Manager,
Rochester Division
Founded the Rochester
Investment Team
in May 1983

Daniel G. Loughran, CFA
Vice President and
Portfolio Manager,
Rochester Division
Joined the Rochester
Investment Team
in October 1994

What is the current state of the Pennsylvania municipal bond market?

The Pennsylvania economy has generally reflected the national economy during this reporting period. The economic recession has reduced state tax revenues across the country and put increased pressure on state budgets. Pennsylvania's finances have held up comparatively well. Importantly, the major credit-rating agencies have maintained their AA ratings on the State. Issuance of new municipal bonds rose to near-record levels during the period of this report. Nationally, total municipal bond issuance throughout 2001 was $286 billion, the second highest amount ever and a 43% increase over last year's issuance of $200 billion. Issuance in Pennsylvania doubled versus the previous year. This occurred as municipalities took advantage of attractive borrowing costs, a condition that extended through the end of January 2002. Trading activity in the secondary market of previously issued Pennsylvania bonds has been vibrant, as well. Overall, these factors have produced a very high level of bond availability in the market through this reporting period. Credit-quality spreads did narrow somewhat during the past six months, enhancing the Fund's return. The yield premiums offered by smaller and unrated issues over AAA and insured bonds remain above historical averages and continue to be attractive to the Fund. The buoyant supply of bonds and attractive credit spreads produced a very good flow of the types of issues that provide beneficial credit and yield characteristics for the Fund.

This report period proved a good example of how income normally has a greater influence on successful municipal bond investing than the actions of the Federal Reserve Board (the Fed). While the popular financial press has emphasized the Fed's aggressive reductions in short-term interest rates during the past six months, most long-term fixed income yields, including those of municipal bonds, actually increased during this period.

                 8 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

The Fed reduced short-term interest rates a total of 4.75% in 11 separate reductions during 2001. Five of those reductions-- amounting to nearly half of the total 4.75%--came during the period covered by this report. But even as short-term interest rates continued lower throughout 2001, long-term bond yields had begun to move higher by August. This divergence between long- and short-term rates reflected the market's expectation that aggressive monetary easing by the Fed might lead to stronger economic growth and increased inflationary pressure. It also demonstrated the futility of attempting to time municipal bond investments based on the actions of the Fed. While some sectors of the short-term municipal market did experience price increases, overall long-term municipal bond prices had declined slightly by the end of January 2002, increasing their yields. As a result, overall positive total returns generated by municipal bonds during this reporting period were derived chiefly, if not entirely, from yield.

How do you plan to manage the portfolio to take advantage of these conditions?

Rigorous credit research of individual issues and broad portfolio coverage will remain central to our management strategies going forward. The high level of supply and above-average credit spreads that currently characterize the municipal market are some of the most favorable conditions for our investment style. We will utilize our internal research capabilities and bottom-up investment approach to identify and evaluate the smaller municipal bond issuers and under-researched situations that can provide attractive, risk-adjusted yields. While credit risk is an important factor to consider in municipal bond investing, it is by no means the only risk that should be evaluated in a municipal bond portfolio. We recognize the existence of such factors as interest-rate risk, call risk, and reinvestment risk when considering an issue for addition to the Fund's portfolio. This is why we pursue a broad variety of holdings with offsetting risks that can produce lower overall portfolio risk, while capitalizing on market conditions.

                 9 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS Continued

[photo]
Credit Research Team
(l to r)

Christopher D.Weiler, CFA
Assistant Vice President--
Credit Analysis,
Rochester Division
Joined the Rochester
Investment Team
in January 1999

Richard A. Stein, CFA
Vice President--
Credit Analysis,
Rochester Division
Joined the Rochester
Investment Team
in May 1993

(not pictured)
Mark DeMitry
Credit Analyst,
Rochester Division
Joined the Rochester
Investment Team
in June 2001

Another important feature of our portfolio management style is that we are "value managers" in much the same sense as that term applies to some equity portfolio managers. We meticulously research and add issues from unpopular sectors that most municipal market participants are not currently buying, and sell those issues that are currently popular in the market--because they tend to be overpriced. This strategy is well served by the fact that municipal bond funds, managed by municipal bond professionals, comprise only about one third of overall municipal bond market buying and selling activity. For this reason, research capability and risk-management strategies employed in the municipal bond market are significantly different than in equity markets. These factors often enable us to take early advantage of opportunities.

The large number of investors concentrating on the highest quality bonds has created favorable conditions for our researchdriven strategies. Having fewer bidders in the market for bonds that we seek has resulted in less competition to acquire them. In addition to scrutinizing unrated issues, we also "scavenger hunt" the markets for previously issued bonds, adding those with value that our competitors may have overlooked. Current prices now enable us to capture the increased yield advantages that smaller and lower-rated issues may offer while broadening the Fund's portfolio. The portfolio now includes 262 holdings, up from 128 holdings six months ago. We will continue to broaden portfolio holdings as we identify additional issues with the yield and credit-quality characteristics that we seek.

In which areas have you been finding good values?

Single Family Housing, Adult Living Facilities and Higher Education remain the Fund's largest sector holdings as of January 31, 2002.(6) We have formed a differentiated group of holdings within each of these sectors--without undue concentration in any one sector. Single Family Housing, the Fund's largest sector, comprises 14% of the Fund's total investments. These sectors of the municipal market have been a source of the favorable yield and credit characteristics we seek for the

6. See a complete list of the Fund's holdings as of 1/31/02, beginning on page 17.

                 10 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Fund. We have found that issuers in these sectors can offer a combination of above-average yield with stable credit quality. Many issues in each of these sectors tend to be smaller than average and typically offer higher yields than larger issuers of comparable quality. Issuers in these sectors also provide relatively essential services, generating consistent revenues that contribute to credit stability.

We have also continued to enjoy success in "scavenger hunting" the market for good value. Through many years of experience in the municipal bond market, we recognize that our attention to smaller bond purchases can result in distinct advantages for our shareholders. For example, we made 18 separate bond purchases in amounts below $100,000 in December 2001 alone. Several of these purchases matched existing positions already in the portfolio. This strategy--initiating and accumulating positions through multiple purchases in small quantities--can enable the Fund to acquire holdings at lower prices, resulting in higher yields.

Is now a good time for me to add to my investment in Oppenheimer Pennsylvania Municipal Fund?

We believe that the remainder of 2002 holds promise for municipal bond investors for several reasons. One is that the U.S. economy is in recession, with subdued inflation, as of this report; we would expect bond prices to respond favorably should these conditions remain. Secondly, as of January 31, 2002, tax-free yields continued to be very attractive compared to inflation levels. Fed policy continues to target lower inflation as the major central bank objective, which should help all bond investments over time. Finally, credit yield spreads between the highest-quality issuers and other investment-grade, unrated issuers remained well above historical levels as of January 31, 2002. The Fund not only realizes a valuable yield benefit from investing in this "spread product," it also stands to benefit from an overall performance gain if these spreads narrow to more typical levels. Just as economic weakness and declining shortterm rates did not produce lower long-term yields (and higher

                 11 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS Continued

bond prices) in 2001, any subsequent increase in short-term rates is not guaranteed to translate into higher long-term yields (and lower bond prices). A resumption of growth in the U.S. economy may have the potential to improve the financial strength of bond issuers, and reduce their credit yield spreads, which would benefit municipal bond investors.

We also believe the attractive tax-free yield of the Fund compares favorably to the yields on taxable, short-term fixed income alternatives whose investment risks can be underestimated. The decline in short-term interest rates has exposed some investors to the effects of "reinvestment risk." This is the risk that, as a fixed income investment matures, market conditions may not allow the maturing principal to be reinvested at interest rates as favorable as had been offered by the original investment. Investors in many different types of fixed income vehicles have been negatively impacted by this risk, as short-term interest rates declined steadily since the beginning of 2001. Interest rates on six-month Certificates of Deposit, for example, declined from 5.39% on January 31, 2001, to 2.25% on January 31, 2002.(7) Even money-market-fund yields went from 5.84% to 1.50% during the past 12 months. Taking inflation into account, real returns on these investments have shrunk to almost zero--resulting in substantially diminished income and purchasing power. For those whose investment income makes up a significant percentage of their total income, reinvestment risk can have a very negative effect on returns from investments often regarded as safe.

The decision to invest in municipal bonds should be made in the context of your long-term investment strategy. To see if you should add to your Oppenheimer Pennsylvania Municipal Fund investment, you should consult your financial advisor. We feel that this portfolio currently represents outstanding municipal bond value, offering the fullest benefits of investing for tax-free income.

7. Unlike the Fund, Certificates of Deposit are guaranteed as to principal and interest.

                 12 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Yields
As of 1/31/02(1)

                   Distribution Yield       Standardized
                   At NAV      At MOP           Yield
                  (without    (with sales
                sales charges) charges)
---------------------------------------------------------
Class A            6.25%        5.95%           5.79%
---------------------------------------------------------
Class B            5.49%        5.49%           5.32%
---------------------------------------------------------
Class C            5.49%        5.49%           5.32%

Cumulative Total Returns
As of 1/31/02(2)

                     At NAV                   At MOP
             (without sales charges)   (with sales charges)
             Since                     Since
           Inception        6-Month  Inception        6-Month
-------------------------------------------------------------
Class A     107.65%          2.17%       97.80%        -2.69%
-------------------------------------------------------------
Class B      42.66%          1.78%       42.66%        -3.18%
-------------------------------------------------------------
Class C      29.85%          1.77%       29.85%         0.78%

1. Distribution yield at Net Asset Value (NAV) and Maximum Offering Price (MOP) (based on last distribution) are annualized and divided by the NAV and MOP, respectively, as of the Fund's 1/10/02 distribution date. Standardized yield (based on net investment income for the 30-day period ended 1/31/02) is annualized and divided by period-end offering price. Distribution yield at NAV does not include sales charges. Falling share prices may artificially increase yields.
2. This performance is not annualized. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns at MOP include the current maximum initial sales charge of 4.75%. Class B returns at MOP include the applicable contingent deferred sales charge of 5% (6-month) and 0% (life-of-class). Because Class B shares convert to Class A shares 72 months after purchase, the "Since Inception" return for Class B uses Class A performance for the period after conversion. Class C returns at MOP include the contingent deferred sales charge of 1% (1-year). An explanation of the different performance calculations is in the Fund's Prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge. Performance without sales charges includes changes in NAV per share without deducting any sales charges. Such performance would have been lower if sales charges had been taken into account. Inception dates: Class A, 9/18/89; Class B, 5/3/93; Class C, 8/29/95.

                 13 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

-------------------------------------------------------------------------------

Credit Allocation(3)

[pie chart]

o  AAA         19.5%
o  AA          22.4%
o  A            9.6%
o  BBB         27.2%
o  BB           4.4%
o  B            4.5%
o  CCC          0.7%
o  Not Rated   11.7%

[key]
o descending shades of green
[end pie chart]

Sector Allocations
By Municipal Sector, on 1/31/02, as a percentage of investments(4)

Single Family Housing          14.0%
------------------------------------
Adult Living Facilities        13.5%
------------------------------------
Higher Education               13.3%
------------------------------------
Hospital/Healthcare            11.3%
------------------------------------
Nonprofit Organization         8.0%
------------------------------------
Resource Recovery               7.5%
------------------------------------
Education                       5.1%
------------------------------------
Manufacturing, Durable Goods    4.7%
------------------------------------
Multifamily Housing             4.3%
------------------------------------
Pollution Control               3.2%
------------------------------------
Special Assessment              3.2%
------------------------------------
Marine/Aviation Facilities      3.0%
------------------------------------
General Obligation              2.1%
------------------------------------
Sales Tax Revenue               2.0%
------------------------------------
Water Utilities                 1.6%
------------------------------------
Student Loans                   1.3%
------------------------------------
Municipal Leases                1.0%
------------------------------------
Other                           0.9%
------------------------------------
   Total                      100.0%

3. Portfolio data are as of 1/31/02, are dollar-weighted based on invested assets and are subject to change. The Fund may invest up to 25% of its assets in belowinvestment- grade securities, which carry greater risk that an issuer may default on repayment of principal or interest. Securities rated by any rating organization are included in the equivalent Standard and Poor's Rating Service category. Credit allocation includes securities rated by a national rating organization as well as unrated securities (20.7% of total investments as of 1/31/02) to which the Manager in its judgment has assigned ratings as securities comparable to those rated by a rating agency in the same category. See page 25 for further explanation.
4. Sector weightings are as of 1/31/02, and are subject to change.

                 14 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Total Returns (for the periods ended 12/31/01(5))

                     Cumulative                   Average Annual
                   NAV         MOP             NAV            MOP
                (without   (with sales       (without      (with sales
             sales charges)  charges)     sales charges)     charges)
------------------------------------------------------------------------
A Shares
------------------------------------------------------------------------
1-Year            6.51%       1.45%            6.51%          1.45%
------------------------------------------------------------------------
5-Year           21.77%      15.99%            4.02%          3.01%
------------------------------------------------------------------------
10-Year          67.66%      59.70%            5.30%          4.79%
------------------------------------------------------------------------
Life (9/18/89)  104.58%      94.87%            6.00%          5.58%

B Shares
------------------------------------------------------------------------
1-Year            5.81%       0.81%            5.81%          0.81%
------------------------------------------------------------------------
5-Year           17.29%      15.44%            3.24%          2.91%
------------------------------------------------------------------------
Life (5/3/93)    40.55%      40.55%            4.01%          4.01%

C Shares
------------------------------------------------------------------------
1-Year            5.72%       4.72%            5.72%          4.72%
------------------------------------------------------------------------
5-Year           17.28%      17.28%            3.24%          3.24%
------------------------------------------------------------------------
Life (8/29/95)   28.01%      28.01%            3.97%          3.97%

5. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns at MOP include the current maximum initial sales charge of 4.75%. Class B returns at MOP include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the life-of-class return for Class B uses Class A performance for the period after conversion. Class C returns at MOP for the 1-year period include the contingent deferred sales charge of 1% (1-year). An explanation of the different performance calculations is in the Fund's Prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge.

In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
The Fund's performance may, from time to time, be subject to substantial shortterm changes, particularly during periods of market or interest-rate volatility. For updates on the Fund's performance, please contact your financial advisor, call us at 1.800.525.7048 or visit our website, www.oppenheimerfunds.com.

                 15 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Financials

                 16 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS January 31, 2002 / Unaudited

 Principal                                                                                        Market Value
    Amount                                                              Coupon      Maturity        See Note 1
==============================================================================================================
Municipal Bonds and Notes--104.6%
--------------------------------------------------------------------------------------------------------------
Pennsylvania--97.6%
$   35,000  Allegheny County Greater Pittsburgh
            International Airport                                        5.625%   01/01/2023       $    35,315
--------------------------------------------------------------------------------------------------------------
    50,000  Allegheny County HDA (Health Center Devel., Inc.)            6.300    09/01/2013            52,287
--------------------------------------------------------------------------------------------------------------
   500,000  Allegheny County HDA (Ohio Valley General Hospital)          5.875    04/01/2011           495,940
--------------------------------------------------------------------------------------------------------------
   315,000  Allegheny County HDA
            (Presbyterian University Health Center)                      6.000    11/01/2023           327,184
--------------------------------------------------------------------------------------------------------------
 1,500,000  Allegheny County HDA (The Covenant at South Hills)           8.625    02/01/2021         1,575,585
--------------------------------------------------------------------------------------------------------------
    30,000  Allegheny County HDA (The Covenant at South Hills)           8.750    02/01/2031            31,558
--------------------------------------------------------------------------------------------------------------
 1,400,000  Allegheny County HDA
            (West Penn Allegheny Health System)                          6.500    11/15/2030         1,532,804
--------------------------------------------------------------------------------------------------------------
   420,000  Allegheny County HDA
            (West Penn Allegheny Health System)                          9.250    11/15/2015           444,297
--------------------------------------------------------------------------------------------------------------
 9,940,000  Allegheny County HDA
            (West Penn Allegheny Health System)                          9.250    11/15/2030        10,486,203
--------------------------------------------------------------------------------------------------------------
 1,900,000  Allegheny County HDA RITES(1)                               20.097(2) 11/15/2030         2,620,936
--------------------------------------------------------------------------------------------------------------
    20,000  Allegheny County HEBA (Robert Morris College)                6.200    02/15/2010            21,007
--------------------------------------------------------------------------------------------------------------
 2,110,000  Allegheny County HEBA (Robert Morris College)                6.250    02/15/2026         2,138,991
--------------------------------------------------------------------------------------------------------------
 1,000,000  Allegheny County HEBA (Thiel College)                        5.375    11/15/2029           974,580
--------------------------------------------------------------------------------------------------------------
 1,000,000  Allegheny County IDA
            (Airport Special Facilities/US Airways)                      8.500    03/01/2021           580,220
--------------------------------------------------------------------------------------------------------------
 1,775,000  Allegheny County IDA
            (Airport Special Facilities/US Airways)                      8.875    03/01/2021         1,065,373
--------------------------------------------------------------------------------------------------------------
 1,145,000  Allegheny County IDA (Residential Resources)                 5.700    09/01/2012         1,136,870
--------------------------------------------------------------------------------------------------------------
   905,000  Allegheny County IDA (Residential Resources)                 6.600    09/01/2031           883,117
--------------------------------------------------------------------------------------------------------------
   315,000  Allegheny County IDA (USX Corp.)                             5.500    12/01/2029           294,591
--------------------------------------------------------------------------------------------------------------
   115,000  Allegheny County IDA (USX Corp.)                             5.600    09/01/2030           109,042
--------------------------------------------------------------------------------------------------------------
   700,000  Allegheny County IDA (USX Corp.)                             6.000    01/15/2014           716,128
--------------------------------------------------------------------------------------------------------------
    50,000  Allegheny County IDA (USX Corp.)                             6.100    01/15/2018            50,211
--------------------------------------------------------------------------------------------------------------
    10,000  Allegheny County IDA (USX Corp.)                             6.100    07/15/2020            10,021
--------------------------------------------------------------------------------------------------------------
   190,000  Allegheny County IDA (USX Corp.)                             6.700    12/01/2020           195,134
--------------------------------------------------------------------------------------------------------------
    10,000  Allegheny County Residential Finance Authority               5.625    11/01/2023            10,101
--------------------------------------------------------------------------------------------------------------
    25,000  Allegheny County Residential Finance Authority               6.600    11/01/2014            25,619
--------------------------------------------------------------------------------------------------------------
   105,000  Allegheny County Residential Finance Authority               7.100    05/01/2024           108,057
--------------------------------------------------------------------------------------------------------------
    50,000  Armstrong County HA
            (St. Francis Health Care Services)                           6.750    08/15/2012            51,905
--------------------------------------------------------------------------------------------------------------
    65,000  Beaver County IDA
            (Cleveland Electric Illuminating Company)                    7.625    05/01/2025            70,162
--------------------------------------------------------------------------------------------------------------
   955,000  Beaver County IDA (Colt Industries/J&L Specialty Steel)      7.000    06/01/2008           971,808
--------------------------------------------------------------------------------------------------------------
    75,000  Beaver County IDA (J&L Special Products Corp.)               6.600    09/01/2010            75,510
--------------------------------------------------------------------------------------------------------------
    65,000  Beaver County IDA (J. Ray McDermott & Company)               6.800    02/01/2009            53,405
--------------------------------------------------------------------------------------------------------------
    20,000  Beaver County IDA (St. Joe Minerals Corp.)                   6.000    05/01/2007            20,019
--------------------------------------------------------------------------------------------------------------
   145,000  Beaver County IDA (Toledo Edison Company)                    7.625    05/01/2020           156,514
--------------------------------------------------------------------------------------------------------------
 2,100,000  Beaver County IDA (Toledo Edison Company)                    7.750    05/01/2020         2,292,906
--------------------------------------------------------------------------------------------------------------
    25,000  Beaver County IDA (Toledo Edison Company)                    7.750    05/01/2020            27,296

                 17 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued

 Principal                                                                                        Market Value
    Amount                                                              Coupon      Maturity        See Note 1
--------------------------------------------------------------------------------------------------------------
Pennsylvania Continued
$   75,000  Bensalem Township (Water & Sewer)                            6.500%   12/01/2014       $    76,273
--------------------------------------------------------------------------------------------------------------
 1,000,000  Berks County GO MVRICS                                      11.020(2) 11/10/2020         1,113,750
--------------------------------------------------------------------------------------------------------------
   750,000  Blair County IDA (Village of PA State)(3)                    6.900    01/01/2022           741,945
--------------------------------------------------------------------------------------------------------------
 1,200,000  Blair County IDA (Village of PA State)(3)                    7.000    01/01/2034         1,184,820
--------------------------------------------------------------------------------------------------------------
 1,300,000  Bucks County IDA (Chandler Hall Health Care Facility)        6.300    05/01/2029         1,146,977
--------------------------------------------------------------------------------------------------------------
   330,000  Bucks County IDA (USX Corp.)                                 5.600    03/01/2033           312,371
--------------------------------------------------------------------------------------------------------------
 3,000,000  Carbon County IDA (Panther Creek Partners)                   6.650    05/01/2010         3,218,820
--------------------------------------------------------------------------------------------------------------
     5,000  Charleroi Area School Authority, Series C                    5.750    11/15/2013             5,123
--------------------------------------------------------------------------------------------------------------
    95,000  Chester County H&EFA (Devereux Foundation)                   6.000    11/01/2019            96,966
--------------------------------------------------------------------------------------------------------------
 2,525,000  Chester Guaranteed Host Community, Series B                  5.800    12/01/2013         2,613,198
--------------------------------------------------------------------------------------------------------------
   370,000  Columbia County Hospital Authority
            (Bloomsburg Hospital)                                        5.900    06/01/2029           302,667
--------------------------------------------------------------------------------------------------------------
    25,000  Cumberland County Municipal Authority
            (Presbyterian Homes)                                         6.000    12/01/2017            24,498
--------------------------------------------------------------------------------------------------------------
   135,000  Cumberland County Municipal Authority
            (Presbyterian Homes)                                         6.000    12/01/2026           136,650
--------------------------------------------------------------------------------------------------------------
   200,000  Delaware County Authority (Dunwoody Village)                 6.125    04/01/2020           205,404
--------------------------------------------------------------------------------------------------------------
 1,000,000  Delaware County Authority (Dunwoody Village)                 6.250    04/01/2030         1,026,560
--------------------------------------------------------------------------------------------------------------
 1,000,000  Delaware County Authority (Neumann College)                  5.375    10/01/2018           945,200
--------------------------------------------------------------------------------------------------------------
 2,500,000  Delaware County Authority (Neumann College)                  6.000    10/01/2031         2,494,600
--------------------------------------------------------------------------------------------------------------
   285,000  Delaware County Authority (Villanova University)             6.900    08/01/2016           290,101
--------------------------------------------------------------------------------------------------------------
   750,000  Delaware County Authority (White Horse Village)              7.625    07/01/2030           769,860
--------------------------------------------------------------------------------------------------------------
   100,000  Erie County HA (St. Mary's Home of Erie)                     6.000    08/15/2029           103,329
--------------------------------------------------------------------------------------------------------------
    75,000  Ferndale Area School District GO                             6.750    07/15/2009            75,315
--------------------------------------------------------------------------------------------------------------
    25,000  Garnet Valley School District GO                             5.750    04/01/2015            25,177
--------------------------------------------------------------------------------------------------------------
    25,000  Gettysburg Municipal Authority (Gettysburg College)          6.500    02/15/2006            25,094
--------------------------------------------------------------------------------------------------------------
    50,000  Greensburg Salem School District GO                          6.350    09/15/2012            51,454
--------------------------------------------------------------------------------------------------------------
 2,250,000  Indiana County IDA Pollution Control (PSEG Power LLC)        5.850    06/01/2027         2,220,817
--------------------------------------------------------------------------------------------------------------
   250,000  Jeannette Health Services Authority
            (Jeannette District Memorial Hospital)                       6.000    11/01/2018           244,807
--------------------------------------------------------------------------------------------------------------
 1,000,000  Lancaster County HA
            (Willow Valley Retirement Communities)                       5.875    06/01/2021         1,002,500
--------------------------------------------------------------------------------------------------------------
 1,650,000  Lancaster County IDA (Garden Spot Village)                   7.625    05/01/2031         1,672,836
--------------------------------------------------------------------------------------------------------------
    20,000  Lancaster Higher Education Authority
            (Franklin & Marshall College)                                6.550    04/15/2007            20,207
--------------------------------------------------------------------------------------------------------------
     5,000  Langhorne Manor HEHA (Woods School District)                 6.600    11/15/2010             5,068
--------------------------------------------------------------------------------------------------------------
 5,000,000  Lawrence County IDA (Shenango Presbyterian Center)           7.500    11/15/2031         4,793,150
--------------------------------------------------------------------------------------------------------------
   450,000  Lebanon County Health Facilities Authority
            (Pleasant View Retirement Community)                         6.625    12/15/2029           429,651
--------------------------------------------------------------------------------------------------------------
 1,000,000  Lehigh County GPA (Bible Fellowship Church Home)             6.000    12/15/2023           863,800
--------------------------------------------------------------------------------------------------------------
 1,000,000  Lehigh County GPA (Bible Fellowship Church Home)             7.625    11/01/2021           983,020
--------------------------------------------------------------------------------------------------------------
   750,000  Lehigh County GPA (Bible Fellowship Church Home)             7.750    11/01/2033           744,607
--------------------------------------------------------------------------------------------------------------
    60,000  Lehigh County GPA (Cedar Crest College)                      6.650    04/01/2017            62,594
--------------------------------------------------------------------------------------------------------------
    10,000  Lehigh County GPA (Cedar Crest College)                      6.700    04/01/2026            10,352
--------------------------------------------------------------------------------------------------------------
 1,715,000  Lehigh County GPA (Kidspeace Obligated Group)                5.800    11/01/2012         1,630,468

                 18 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

 Principal                                                                                        Market Value
    Amount                                                              Coupon      Maturity        See Note 1
--------------------------------------------------------------------------------------------------------------
Pennsylvania Continued
$6,185,000  Lehigh County GPA (Kidspeace Obligated Group)                6.000%   11/01/2018       $ 5,562,851
--------------------------------------------------------------------------------------------------------------
 1,000,000  Lehigh County GPA (Kidspeace Obligated Group)                6.000    11/01/2023           871,950
--------------------------------------------------------------------------------------------------------------
    20,000  Lehigh County GPA (St. Luke's Hospital)                      6.250    07/01/2022            20,673
--------------------------------------------------------------------------------------------------------------
    70,000  Lehigh County IDA (PA Power & Light Company)                 6.150    08/01/2029            75,532
--------------------------------------------------------------------------------------------------------------
    60,000  Lehigh County IDA (PA Power & Light Company)                 6.400    11/01/2021            62,825
--------------------------------------------------------------------------------------------------------------
    60,000  Lehigh County IDA (PA Power & Light Company)                 6.400    09/01/2029            66,033
--------------------------------------------------------------------------------------------------------------
    25,000  Luzerne County IDA (PA Gas & Water Company)                  7.125    12/01/2022            25,871
--------------------------------------------------------------------------------------------------------------
    10,000  Luzerne County IDA (PA Gas & Water Company)                  7.125    12/01/2022            10,574
--------------------------------------------------------------------------------------------------------------
   525,000  Luzerne County IDA (PA Gas & Water Company)                  7.200    10/01/2017           542,493
--------------------------------------------------------------------------------------------------------------
    10,000  McKean County IDA (Kmart Corp.)                              6.875    04/01/2004             6,010
--------------------------------------------------------------------------------------------------------------
 3,000,000  Mercer County IDA (CPWC-Shenango Valley Division)            6.000    07/01/2030         3,173,280
--------------------------------------------------------------------------------------------------------------
     5,000  Methacton School District GO                                 5.600    10/01/2014             5,031
--------------------------------------------------------------------------------------------------------------
   700,000  Montgomery County HEHA
            (Philadelphia Geriatric Center)                              7.375    12/01/2030           700,329
--------------------------------------------------------------------------------------------------------------
    50,000  Montgomery County HEHA
            (Temple Continuing Care Center)                              6.625    07/01/2019            45,241
--------------------------------------------------------------------------------------------------------------
 3,150,000  Montgomery County HEHA
            (Temple Continuing Care Center)                              6.750    07/01/2029         2,758,612
--------------------------------------------------------------------------------------------------------------
   405,000  Montgomery County IDA (ACTS/BPE Obligated Group)             5.750    11/15/2017           406,199
--------------------------------------------------------------------------------------------------------------
 2,315,000  Montgomery County IDA (ACTS/BPE Obligated Group)             5.875    11/15/2022         2,319,260
--------------------------------------------------------------------------------------------------------------
 1,750,000  Montgomery County IDA (Meadowood Corp.)                      6.250    12/01/2017         1,639,662
--------------------------------------------------------------------------------------------------------------
 3,840,000  Montgomery County IDA (Wordsworth Academy)                   8.000    09/01/2024         4,024,512
--------------------------------------------------------------------------------------------------------------
 1,760,000  Montgomery County IDA Resource Recovery                      7.500    01/01/2012         1,839,605
--------------------------------------------------------------------------------------------------------------
   800,000  North Penn HHEA (Maple Village)                              7.800    10/01/2024           793,984
--------------------------------------------------------------------------------------------------------------
 1,205,000  North Penn HHEA (Maple Village)                              8.000    10/01/2032         1,207,639
--------------------------------------------------------------------------------------------------------------
    15,000  Northampton County Hospital Authority
            (Easton Hospital)                                            6.350    01/01/2006            15,591
--------------------------------------------------------------------------------------------------------------
    25,000  Northampton County Hospital Authority
            (Easton Hospital)                                            7.875    01/01/2019            25,129
--------------------------------------------------------------------------------------------------------------
    10,000  Northampton County IDA
            (Citizens Utilities Company)                                 6.950    08/01/2015            10,013
--------------------------------------------------------------------------------------------------------------
    50,000  Northampton County IDA
            (Metropolitan Edison Company)                                6.100    07/15/2021            53,876
--------------------------------------------------------------------------------------------------------------
    25,000  Northeastern PA HEA (Kings College)                          6.000    07/15/2018            25,192
--------------------------------------------------------------------------------------------------------------
   275,000  Northeastern PA HEA (Wilkes University)                      5.625    10/01/2018           281,768
--------------------------------------------------------------------------------------------------------------
    10,000  PA Convention Center Authority, Series A                     6.750    09/01/2019            10,479
--------------------------------------------------------------------------------------------------------------
 1,500,000  PA EDFA (Colver)                                             7.125    12/01/2015         1,559,550
--------------------------------------------------------------------------------------------------------------
 2,000,000  PA EDFA (Colver)                                             7.150    12/01/2018         2,068,820
--------------------------------------------------------------------------------------------------------------
 9,700,000  PA EDFA (National Gypsum Company)                            6.125    11/02/2027         6,954,124
--------------------------------------------------------------------------------------------------------------
 5,000,000  PA EDFA (National Gypsum Company)                            6.250    11/01/2027         3,649,050
--------------------------------------------------------------------------------------------------------------
 2,000,000  PA EDFA (Northampton Generating)                             6.400    01/01/2009         2,032,220
--------------------------------------------------------------------------------------------------------------
 1,450,000  PA EDFA (Northampton Generating)                             6.500    01/01/2013         1,466,834
--------------------------------------------------------------------------------------------------------------
 1,500,000  PA EDFA (Northampton Generating)                             6.600    01/01/2019         1,509,630
--------------------------------------------------------------------------------------------------------------
 1,000,000  PA EDFA (Northampton Generating)                             6.750    01/01/2007         1,032,450
--------------------------------------------------------------------------------------------------------------
   640,000  PA EDFA (Silverson-Hanover Corp.)                            7.850    04/01/2002           644,442

                 19 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued

 Principal                                                                                        Market Value
    Amount                                                              Coupon      Maturity        See Note 1
--------------------------------------------------------------------------------------------------------------
Pennsylvania Continued
$2,745,000  PA EDFA (Sun Company)                                        7.600%   12/01/2024       $ 2,934,378
--------------------------------------------------------------------------------------------------------------
    35,000  PA Finance Authority Municipal
            Capital Improvements Program                                 6.600    11/01/2009            38,009
--------------------------------------------------------------------------------------------------------------
 1,500,000  PA HEFA (CA University of PA Student Association)            6.750    09/01/2020         1,573,920
--------------------------------------------------------------------------------------------------------------
   740,000  PA HEFA (College of Science & Agriculture)                   5.250    04/15/2012           724,786
--------------------------------------------------------------------------------------------------------------
    15,000  PA HEFA (College of Science & Agriculture)                   5.250    04/15/2018            13,998
--------------------------------------------------------------------------------------------------------------
 2,000,000  PA HEFA (College of Science & Agriculture)                   5.350    04/15/2028         1,813,780
--------------------------------------------------------------------------------------------------------------
 1,800,000  PA HEFA (Geneva College)                                     5.375    04/01/2023         1,683,360
--------------------------------------------------------------------------------------------------------------
 2,360,000  PA HEFA (Geneva College)                                     5.450    04/01/2018         2,277,966
--------------------------------------------------------------------------------------------------------------
 1,095,000  PA HEFA (Gwynedd-Mercy College)                              5.450    11/01/2026         1,099,380
--------------------------------------------------------------------------------------------------------------
   880,000  PA HEFA (Gwynedd-Mercy College)                              5.500    11/01/2031           887,154
--------------------------------------------------------------------------------------------------------------
 3,200,000  PA HEFA (Moravian College)                                   5.375    07/01/2023         3,217,472
--------------------------------------------------------------------------------------------------------------
 1,870,000  PA HEFA (Moravian College)                                   5.375    07/01/2031         1,864,427
--------------------------------------------------------------------------------------------------------------
    45,000  PA HEFA (Philadelphia University)                            6.100    06/01/2030            47,042
--------------------------------------------------------------------------------------------------------------
     5,000  PA HEFA (Temple University)                                  7.400    10/01/2010             5,021
--------------------------------------------------------------------------------------------------------------
   305,000  PA HEFA (Thomas Jefferson University)                        6.625    08/15/2009           319,280
--------------------------------------------------------------------------------------------------------------
    35,000  PA HEFA (University of PA Health Services)                   5.750    01/01/2017            35,251
--------------------------------------------------------------------------------------------------------------
    45,000  PA HEFA (University of PA Health Services)                   5.750    01/01/2022            45,165
--------------------------------------------------------------------------------------------------------------
    10,000  PA HEFA (University of PA Presbyterian Medical Center)       5.875    01/01/2015            10,240
--------------------------------------------------------------------------------------------------------------
   300,000  PA HEFA (University of the Arts)                             5.625    03/15/2025           301,530
--------------------------------------------------------------------------------------------------------------
 7,500,000  PA HEFA (UPMC Health System)                                 6.000    01/15/2022         7,683,225
--------------------------------------------------------------------------------------------------------------
   125,000  PA HFA (Multifamily FHA Mtg.)                                8.200    07/01/2024           128,910
--------------------------------------------------------------------------------------------------------------
     5,000  PA HFA (Multifamily FHA Mtg.)                                9.375    08/01/2010             5,098
--------------------------------------------------------------------------------------------------------------
    10,000  PA HFA (Rental Hsg.)                                         5.750    07/01/2014            10,273
--------------------------------------------------------------------------------------------------------------
 3,065,000  PA HFA (Rental Hsg.)                                         5.800    07/01/2018         3,137,702
--------------------------------------------------------------------------------------------------------------
    15,000  PA HFA (Rental Hsg.)                                         6.400    07/01/2012            15,392
--------------------------------------------------------------------------------------------------------------
 2,000,000  PA HFA (Single Family Mtg.) RITES(1)                        17.600(2) 10/01/2018         2,298,440
--------------------------------------------------------------------------------------------------------------
    25,000  PA HFA (Single Family Mtg.), Series 31A                      6.800    10/01/2002            25,195
--------------------------------------------------------------------------------------------------------------
   865,000  PA HFA (Single Family Mtg.), Series 33                       6.900    04/01/2017           884,220
--------------------------------------------------------------------------------------------------------------
   425,000  PA HFA (Single Family Mtg.), Series 34A                      6.850    04/01/2016           434,460
--------------------------------------------------------------------------------------------------------------
   805,000  PA HFA (Single Family Mtg.), Series 34B                      7.000    04/01/2024           822,517
--------------------------------------------------------------------------------------------------------------
    30,000  PA HFA (Single Family Mtg.), Series 37B                      5.600    10/01/2025            30,476
--------------------------------------------------------------------------------------------------------------
    15,000  PA HFA (Single Family Mtg.), Series 37B                      5.600    10/01/2025            15,073
--------------------------------------------------------------------------------------------------------------
    25,000  PA HFA (Single Family Mtg.), Series 39A                      6.600    04/01/2017            25,794
--------------------------------------------------------------------------------------------------------------
    15,000  PA HFA (Single Family Mtg.), Series 39B                      6.750    04/01/2016            15,427
--------------------------------------------------------------------------------------------------------------
 3,020,000  PA HFA (Single Family Mtg.), Series 39B                      6.875    10/01/2024         3,129,626
--------------------------------------------------------------------------------------------------------------
 2,030,000  PA HFA (Single Family Mtg.), Series 40                       6.800    10/01/2015         2,098,452
--------------------------------------------------------------------------------------------------------------
   190,000  PA HFA (Single Family Mtg.), Series 40                       6.900    04/01/2025           196,405
--------------------------------------------------------------------------------------------------------------
    10,000  PA HFA (Single Family Mtg.), Series 41B                      6.300    04/01/2009            10,188
--------------------------------------------------------------------------------------------------------------
    10,000  PA HFA (Single Family Mtg.), Series 41B                      6.450    10/01/2012            10,274
--------------------------------------------------------------------------------------------------------------
   160,000  PA HFA (Single Family Mtg.), Series 41B                      6.650    04/01/2025           166,659
--------------------------------------------------------------------------------------------------------------
    15,000  PA HFA (Single Family Mtg.), Series 42                       6.750    10/01/2014            15,599
--------------------------------------------------------------------------------------------------------------
   225,000  PA HFA (Single Family Mtg.), Series 42                       6.850    04/01/2025           235,294
--------------------------------------------------------------------------------------------------------------
    25,000  PA HFA (Single Family Mtg.), Series 43                       6.950    04/01/2007            25,920

                 20 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

 Principal                                                                                        Market Value
    Amount                                                              Coupon      Maturity        See Note 1
--------------------------------------------------------------------------------------------------------------
Pennsylvania Continued
$1,230,000  PA HFA (Single Family Mtg.), Series 44C                      6.650%   10/01/2021       $ 1,292,299
--------------------------------------------------------------------------------------------------------------
    50,000  PA HFA (Single Family Mtg.), Series 46                       6.200    10/01/2014            52,635
--------------------------------------------------------------------------------------------------------------
   215,000  PA HFA (Single Family Mtg.), Series 46                       6.300    10/01/2027           223,110
--------------------------------------------------------------------------------------------------------------
   130,000  PA HFA (Single Family Mtg.), Series 47                       5.700    10/01/2026           132,124
--------------------------------------------------------------------------------------------------------------
    55,000  PA HFA (Single Family Mtg.), Series 50B                      6.350    10/01/2027            57,652
--------------------------------------------------------------------------------------------------------------
   975,000  PA HFA (Single Family Mtg.), Series 51                       5.650    04/01/2020           996,119
--------------------------------------------------------------------------------------------------------------
    70,000  PA HFA (Single Family Mtg.), Series 51                       6.300    10/01/2015            72,346
--------------------------------------------------------------------------------------------------------------
    60,000  PA HFA (Single Family Mtg.), Series 51                       6.375    04/01/2028            62,486
--------------------------------------------------------------------------------------------------------------
   140,000  PA HFA (Single Family Mtg.), Series 52B                      6.250    10/01/2024           145,712
--------------------------------------------------------------------------------------------------------------
   500,000  PA HFA (Single Family Mtg.), Series 53A                      6.000    10/01/2015           525,120
--------------------------------------------------------------------------------------------------------------
   115,000  PA HFA (Single Family Mtg.), Series 53A                      6.050    04/01/2018           119,952
--------------------------------------------------------------------------------------------------------------
    30,000  PA HFA (Single Family Mtg.), Series 53A                      6.150    10/01/2024            31,223
--------------------------------------------------------------------------------------------------------------
    20,000  PA HFA (Single Family Mtg.), Series 54A                      6.150    10/01/2022            20,861
--------------------------------------------------------------------------------------------------------------
    25,000  PA HFA (Single Family Mtg.), Series 56A                      6.050    10/01/2016            26,250
--------------------------------------------------------------------------------------------------------------
 1,075,000  PA HFA (Single Family Mtg.), Series 59A                      5.750    10/01/2023         1,096,919
--------------------------------------------------------------------------------------------------------------
 2,050,000  PA HFA (Single Family Mtg.), Series 59A                      5.800    10/01/2029         2,088,643
--------------------------------------------------------------------------------------------------------------
    50,000  PA HFA (Single Family Mtg.), Series 60A                      5.850    10/01/2027            51,265
--------------------------------------------------------------------------------------------------------------
   990,000  PA HFA (Single Family Mtg.), Series 62A                      5.500    10/01/2022         1,002,910
--------------------------------------------------------------------------------------------------------------
 4,120,000  PA HFA (Single Family Mtg.), Series 63A                      0.000    04/01/2030           781,482
--------------------------------------------------------------------------------------------------------------
    20,000  PA HFA (Single Family Mtg.), Series 66A                      5.650    04/01/2029            20,240
--------------------------------------------------------------------------------------------------------------
   100,000  PA HFA (Single Family Mtg.), Series 67A                      5.850    10/01/2018           103,730
--------------------------------------------------------------------------------------------------------------
 2,000,000  PA HFA (Single Family Mtg.), Series 69A                      6.250    04/01/2031         2,102,800
--------------------------------------------------------------------------------------------------------------
   230,000  PA HFA (Single Family Mtg.), Series 72A                      5.250    04/01/2021           228,609
--------------------------------------------------------------------------------------------------------------
10,420,000  PA HFA (Single Family Mtg.), Series 73A(3)                   5.350    10/01/2022        10,442,924
--------------------------------------------------------------------------------------------------------------
    30,000  PA HFA Linked BPO                                            6.100    10/01/2013            31,102
--------------------------------------------------------------------------------------------------------------
 2,000,000  PA HFA RITES(1)                                             15.258(2) 04/01/2021         1,951,680
--------------------------------------------------------------------------------------------------------------
 2,250,000  PA Higher Education Assistance Agency RIBS                  10.723(2) 03/01/2022         2,387,813
--------------------------------------------------------------------------------------------------------------
   450,000  PA Higher Education Assistance Agency, Series A              7.050    10/01/2016           458,231
--------------------------------------------------------------------------------------------------------------
    25,000  PA Higher Education Assistance Agency, Series C              6.400    03/01/2022            25,616
--------------------------------------------------------------------------------------------------------------
   140,000  PA Higher Education Assistance Agency, Series C              7.150    09/01/2021           143,150
--------------------------------------------------------------------------------------------------------------
   195,000  PA Higher Education Assistance Agency, Series D              6.050    01/01/2019           199,690
--------------------------------------------------------------------------------------------------------------
   100,000  PA State GO                                                  6.375    09/15/2007           102,103
--------------------------------------------------------------------------------------------------------------
    35,000  PA State University                                          6.250    03/01/2011            35,838
--------------------------------------------------------------------------------------------------------------
    40,000  PA Turnpike Commission                                       5.500    12/01/2017            40,715
--------------------------------------------------------------------------------------------------------------
 2,000,000  Philadelphia Airport Authority for
            Industrial Devel. RITES(1)                                  15.281(2) 07/01/2022         2,086,640
--------------------------------------------------------------------------------------------------------------
    25,000  Philadelphia Airport System, Series A                        5.750    06/15/2010            26,320
--------------------------------------------------------------------------------------------------------------
   130,000  Philadelphia Airport System, Series A                        6.000    06/15/2015           137,324
--------------------------------------------------------------------------------------------------------------
 2,000,000  Philadelphia Gas Works RITES(1)                             15.430(2) 08/01/2021         2,080,440
--------------------------------------------------------------------------------------------------------------
    60,000  Philadelphia Gas Works, Series 14                            6.375    07/01/2026            64,184
--------------------------------------------------------------------------------------------------------------
    40,000  Philadelphia H&HEFA (Frankford Hospital)                     6.000    06/01/2023            41,094
--------------------------------------------------------------------------------------------------------------
 2,845,000  Philadelphia H&HEFA (Jeanes Health System)                   6.600    07/01/2010         2,946,823
--------------------------------------------------------------------------------------------------------------
 1,050,000  Philadelphia H&HEFA (Jeanes Hospital)                        5.875    07/01/2017           984,690
--------------------------------------------------------------------------------------------------------------
    10,000  Philadelphia H&HEFA (Temple University Hospital)             6.500    11/15/2008            10,393

                 21 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued

 Principal                                                                                        Market Value
    Amount                                                              Coupon      Maturity        See Note 1
--------------------------------------------------------------------------------------------------------------
Pennsylvania Continued
$1,420,000  Philadelphia H&HEFA (Temple University Hospital)             6.625%   11/15/2023       $ 1,435,166
--------------------------------------------------------------------------------------------------------------
   150,000  Philadelphia IDA (American College of Physicians)            6.000    06/15/2030           156,963
--------------------------------------------------------------------------------------------------------------
 5,450,000  Philadelphia IDA (Baptist Home of Philadelphia)              5.600    11/15/2028         4,403,927
--------------------------------------------------------------------------------------------------------------
 3,150,000  Philadelphia IDA (First Mtg.-CPAP)                           6.125    04/01/2019         2,855,444
--------------------------------------------------------------------------------------------------------------
 1,065,000  Philadelphia IDA
            (Greater Philadelphia Health Services Corp.)                 5.300    02/01/2022         1,062,529
--------------------------------------------------------------------------------------------------------------
    25,000  Philadelphia IDA (The Franklin Institute)                    5.200    06/15/2018            23,374
--------------------------------------------------------------------------------------------------------------
 1,300,000  Philadelphia IDA (The Franklin Institute)                    5.200    06/15/2026         1,144,975
--------------------------------------------------------------------------------------------------------------
 1,000,000  Philadelphia IDA Lease Revenue, Series B                     5.500    10/01/2019         1,043,820
--------------------------------------------------------------------------------------------------------------
   100,000  Philadelphia Municipal Authority, Series A                   5.625    11/15/2018           102,489
--------------------------------------------------------------------------------------------------------------
    75,000  Philadelphia Municipal Authority, Series B                   6.400    11/15/2016            76,733
--------------------------------------------------------------------------------------------------------------
    10,000  Philadelphia Redevelopment Authority                        10.250    06/01/2017            10,135
--------------------------------------------------------------------------------------------------------------
   120,000  Philadelphia Redevelopment Authority
            (FHA Title I Insured Loan)                                   6.100    06/01/2017           124,218
--------------------------------------------------------------------------------------------------------------
   210,000  Philadelphia Redevelopment Authority
            (Multifamily Hsg.)                                           5.450    02/01/2023           211,254
--------------------------------------------------------------------------------------------------------------
 2,100,000  Philadelphia Regional Port Authority MVRICS                 10.820(2) 09/01/2020         2,265,375
--------------------------------------------------------------------------------------------------------------
 1,000,000  Philadelphia School District GO, Series A(3)                 5.500    02/01/2022         1,031,430
--------------------------------------------------------------------------------------------------------------
 3,250,000  Philadelphia School District GO, Series A(3)                 5.500    02/01/2026         3,329,105
--------------------------------------------------------------------------------------------------------------
 1,000,000  Philadelphia School District GO, Series A(3)                 5.500    02/01/2031         1,021,990
--------------------------------------------------------------------------------------------------------------
    10,000  Pittsburgh URA (FHA Insured Mtg.), Series C                  7.000    08/01/2006            10,207
--------------------------------------------------------------------------------------------------------------
   100,000  Pittsburgh URA (Multifamily FHA Mtg.), Series A              9.250    12/01/2027           103,106
--------------------------------------------------------------------------------------------------------------
    45,000  Pittsburgh URA Mtg., Series A                                6.050    10/01/2026            46,551
--------------------------------------------------------------------------------------------------------------
    40,000  Pittsburgh URA Mtg., Series A                                7.250    02/01/2024            40,828
--------------------------------------------------------------------------------------------------------------
 1,145,000  Pittsburgh URA Mtg., Series B                                5.350    10/01/2022         1,143,489
--------------------------------------------------------------------------------------------------------------
 2,680,000  Pittsburgh URA Mtg., Series B                                7.100    04/01/2024         2,802,637
--------------------------------------------------------------------------------------------------------------
    10,000  Pittsburgh URA Mtg., Series C                                5.700    04/01/2030            10,140
--------------------------------------------------------------------------------------------------------------
   110,000  Pittsburgh URA Mtg., Series C                                5.950    10/01/2029           113,289
--------------------------------------------------------------------------------------------------------------
 1,420,000  Pittsburgh URA Mtg., Series C                                6.550    04/01/2028         1,462,557
--------------------------------------------------------------------------------------------------------------
    50,000  Pittsburgh URA Mtg., Series H                                6.850    04/01/2016            50,746
--------------------------------------------------------------------------------------------------------------
    40,000  Plaines Township Sewer Authority                             6.550    04/01/2014            40,358
--------------------------------------------------------------------------------------------------------------
 3,000,000  Reading School District GO, Series A                         0.000    01/15/2017         1,329,510
--------------------------------------------------------------------------------------------------------------
 8,270,000  Reading School District GO, Series A                         0.000    01/15/2018         3,430,065
--------------------------------------------------------------------------------------------------------------
 2,000,000  Reading School District GO, Series A                         0.000    01/15/2021           686,640
--------------------------------------------------------------------------------------------------------------
 3,840,000  Reading School District GO, Series A                         0.000    01/15/2023         1,167,206
--------------------------------------------------------------------------------------------------------------
 2,000,000  Sayre Health Care Facilities (Guthrie Healthcare System)(3)  5.750    12/01/2021         1,973,060
--------------------------------------------------------------------------------------------------------------
   760,000  Sayre Health Care Facilities (Guthrie Healthcare System)     6.000    03/01/2021           762,850
--------------------------------------------------------------------------------------------------------------
    50,000  Sayre Health Care Facilities (Guthrie Healthcare System)     7.000    03/01/2011            50,721
--------------------------------------------------------------------------------------------------------------
    60,000  Sayre Health Care Facilities (Guthrie Healthcare System)     7.100    03/01/2017            60,870
--------------------------------------------------------------------------------------------------------------
    10,000  Sayre Health Care Facilities (Guthrie Medical Center)        7.700    12/01/2015            10,215
--------------------------------------------------------------------------------------------------------------
   280,000  Sayre Health Care Facilities (Tioga Nursing Facility)        7.250    10/01/2010           282,671
--------------------------------------------------------------------------------------------------------------
   370,000  Sayre Health Care Facilities
            (VHA PA/VHA East Financing Program)                          6.375    07/01/2022           382,776
--------------------------------------------------------------------------------------------------------------
   535,000  Schuylkill County IDA (Schuylkill Energy Resources)          6.500    01/01/2010           537,745

                 22 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

 Principal                                                                                        Market Value
    Amount                                                              Coupon      Maturity        See Note 1
--------------------------------------------------------------------------------------------------------------
Pennsylvania Continued
$   95,000  St. Mary Hospital Authority (Catholic Health Initiatives)    5.000%   12/01/2028      $     89,206
--------------------------------------------------------------------------------------------------------------
   100,000  University of Pittsburgh                                     6.250    06/01/2012           103,519
--------------------------------------------------------------------------------------------------------------
     5,000  Upper Darby Township GO                                      6.500    07/15/2018             5,112
--------------------------------------------------------------------------------------------------------------
    50,000  Upper Merion Area School District GO                         5.500    09/01/2016            50,719
--------------------------------------------------------------------------------------------------------------
 1,000,000  West Cornwall Township Municipal Authority
            (Elizabethtown College)                                      6.000    12/15/2022         1,006,200
--------------------------------------------------------------------------------------------------------------
   400,000  West Shore Area HA (Holy Spirit Hospital)                    6.250    01/01/2032           397,296
--------------------------------------------------------------------------------------------------------------
 1,580,000  Westmoreland County IDA
            (Redstone Health Care Facilities)                            5.850    11/15/2029         1,345,022
--------------------------------------------------------------------------------------------------------------
   500,000  Westmoreland County IDA
            (Redstone Health Care Facilities)                            8.000    11/15/2023           521,355
--------------------------------------------------------------------------------------------------------------
     5,000  York City School District GO                                 5.700    03/01/2013             5,146
--------------------------------------------------------------------------------------------------------------
    25,000  York Hsg. Corp. Mtg., Series A                               6.875    11/01/2009            25,308
                                                                                                  ------------
                                                                                                   224,898,141
--------------------------------------------------------------------------------------------------------------
U.S. Possessions--7.0%
    60,000  Northern Marianas Islands, Series A                          6.000    06/01/2014            63,146
--------------------------------------------------------------------------------------------------------------
 7,400,000  Puerto Rico Children's Trust Fund (TASC)                     6.000    07/01/2026         7,750,242
--------------------------------------------------------------------------------------------------------------
 1,000,000  Puerto Rico GO YCN                                          10.184(2) 07/01/2008         1,046,250
--------------------------------------------------------------------------------------------------------------
    15,000  Puerto Rico HFC                                              7.500    10/01/2015            15,637
--------------------------------------------------------------------------------------------------------------
    25,000  Puerto Rico Highway & Transportation Authority               6.625    07/01/2012            25,913
--------------------------------------------------------------------------------------------------------------
    35,000  Puerto Rico Infrastructure                                   7.500    07/01/2009            35,525
--------------------------------------------------------------------------------------------------------------
    25,000  Puerto Rico Infrastructure                                   7.900    07/01/2007            25,375
--------------------------------------------------------------------------------------------------------------
    40,000  Puerto Rico Port Authority (American Airlines)               6.250    06/01/2026            31,240
--------------------------------------------------------------------------------------------------------------
 1,135,000  Puerto Rico Port Authority (American Airlines)               6.300    06/01/2023           902,949
--------------------------------------------------------------------------------------------------------------
   115,000  Puerto Rico Port Authority, Series D                         7.000    07/01/2014           119,301
--------------------------------------------------------------------------------------------------------------
   175,000  Puerto Rico Public Buildings Authority                       6.000    07/01/2012           175,770
--------------------------------------------------------------------------------------------------------------
 1,071,767  Puerto Rico Rio Grande Construction
            Equipment Lease(1,4,5)                                       8.000    12/10/2003           946,370
--------------------------------------------------------------------------------------------------------------
   230,000  Puerto Rico Urban Renewal & Hsg. Corp.                       7.875    10/01/2004           233,795
--------------------------------------------------------------------------------------------------------------
 3,035,000  V.I. Public Finance Authority                                6.125    10/01/2029         3,211,637
--------------------------------------------------------------------------------------------------------------
 1,500,000  V.I. Public Finance Authority                                6.375    10/01/2019         1,610,640
                                                                                                  ------------
                                                                                                    16,193,790
--------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $240,695,855)--104.6%                                            241,091,931
--------------------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets--(4.6%)                                                      (10,570,470)
                                                                                                  ------------
Net Assets--100.0%                                                                                $230,521,461
                                                                                                  ============

                 23 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued

Footnotes to Statement of Investments

To simplify the listing of securities, abbreviations are used per the table below:

ACTS    Adult Communities Total Services                         HEFA    Higher Educational Facilities Authority
BPE     Brittany Pointe Estates                                  HEHA    Higher Education and Health Authority
BPO     Bond Payment Obligation                                  HFA     Housing Finance Agency
CPAP    Crime Prevention Association of Philadelphia             HFC     Housing Finance Corporation
CPWC    Consumers Pennsylvania Water Company                     HHEA    Health, Hospital and Education Authority
EDFA    Economic Development Finance Authority                   IDA     Industrial Development Authority
FHA     Federal Housing Authority                                MVRICS  Municipal Variable Rate Inverse Class Securities
GO      General Obligation                                       PSEG    Public Service Enterprise Group
GPA     General Purpose Authority                                RIBS    Residual Interest Bonds
H&EFA   Health and Education Facilities Authority                RITES   Residual Interest Tax Exempt Security
H&HEFA  Hospitals and Higher Education                           TASC    Tobacco Settlement Asset-Backed Bonds
        Facilities Authority                                     UPMC    University of Pittsburgh Medical Center
HA      Hospital Authority                                       URA     Urban Redevelopment Authority
HDA     Hospital Development Authority                           V.I.    United States Virgin Islands
HEA     Hospital and Education Authority                         VHA     Voluntary Hospitals of America
HEBA    Higher Education Building Authority                      YCN     Yield Curve Note


1. Illiquid security--See Note 5 of Notes to Financial Statements.
2. Represents the current interest rate for a variable rate bond known as an "inverse floater"--See Note 1 of Notes to Financial Statements.
3. When-issued security or forward purchase commitment to be delivered and settled after January 31, 2002.
4. Issuer is in default.
5. Non-income-accruing security.

As of January 31, 2002, securities subject to the alternative minimum tax amount to $72,768,446 or 31.57% of the Fund's net assets.

See accompanying Notes to Financial Statements.

                 24 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

===============================================================================
Industry Concentrations  January 31, 2002 / Unaudited

Distribution of investments by industry of issue, as a percentage of total investments at value, is as follows:

Industry                                        Market Value  Percent
----------------------------------------------------------------------
Single Family Housing                           $ 33,728,064     14.0%
Adult Living Facilities                           32,426,911     13.5
Higher Education                                  32,149,789     13.3
Hospital/Healthcare                               27,244,739     11.3
Nonprofit Organization                            19,298,123      8.0
Resource Recovery                                 18,200,051      7.5
Education                                         12,208,880      5.1
Manufacturing, Durable Goods                      11,301,021      4.7
Multifamily Housing                               10,263,534      4.3
Pollution Control                                  7,770,793      3.2
Special Assessment                                 7,760,721      3.2
Marine/Aviation Facilities                         7,223,738      3.0
General Obligation                                 4,948,590      2.1
Sales Tax Revenue                                  4,921,186      2.0
Water Utilities                                    3,828,491      1.6
Student Loans                                      3,214,499      1.3
Municipal Leases                                   2,345,182      1.0
Gas Utilities                                      2,144,624      0.9
Highways/Railways                                     66,627      0.0
Sewer Utilities                                       40,358      0.0
Manufacturing, Non-Durable Goods                       6,010      0.0
                                                ----------------------
                                                $241,091,931    100.0%
                                                ======================

===============================================================================
Summary of Ratings  January 31, 2002 / Unaudited

Distribution of investments by rating category, as a percentage of total investments at value, is as follows:

Rating                                                         Percent
-----------------------------------------------------------------------
AAA                                                               19.5%
AA                                                                22.4
A                                                                  9.6
BBB                                                               27.2
BB                                                                 4.4
B                                                                  4.5
CCC                                                                0.7
CC                                                                 0.0
C                                                                  0.0
Not Rated                                                         11.7
                                                                 ------
                                                                 100.0%
                                                                 ======

Bonds rated by any nationally recognized statistical rating organization are included in the equivalent Standard & Poor's rating category. As a general matter, unrated bonds may be backed bymortgage liens or equipment liens on the underlying property, and also may be guaranteed. Bonds which are backed by a letter of credit or by other financial institutions or agencies may be assigned an investment-grade rating by the Manager, which reflects the quality of the guarantor, institution or agency. Unrated bonds may also be assigned a rating when the issuer has rated bonds outstanding with comparable credit characteristics, or when, in the opinion of the Manager, the bond itself possesses credit characteristics which allow for rating. The unrated bonds in the portfolio are predominantly smaller issuers which have not applied for a bond rating. Only those unrated bonds which subsequent to purchase have not been designated investment grade by the Manager are included in the "Not Rated" category.

                 25 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES  Unaudited

January 31, 2002
==================================================================================================
Assets

Investments, at value (cost $240,695,855)--see accompanying statement               $ 241,091,931
--------------------------------------------------------------------------------------------------
Cash                                                                                      314,358
--------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                        9,509,887
Interest                                                                                4,019,926
Shares of beneficial interest sold                                                      1,418,511
Other                                                                                      84,031
                                                                                    --------------
Total assets                                                                          256,438,644

==================================================================================================
Liabilities

Payables and other liabilities:
Investments purchased (including $19,742,843 purchased
on a when-issued or forward commitment basis)                                          21,876,687
Note payable to bank (interest rate 2.5625% at January 31, 2002)                        3,000,000
Dividends                                                                                 747,911
Shares of beneficial interest redeemed                                                    197,291
Distribution and service plan fees                                                         28,170
Shareholder reports                                                                        25,146
Trustees'compensation                                                                      24,739
Transfer and shareholder servicing agent fees                                                 389
Other                                                                                      16,850
                                                                                     -------------
Total liabilities                                                                      25,917,183

==================================================================================================
Net Assets                                                                           $230,521,461
                                                                                     =============
==================================================================================================
Composition of Net Assets

Paid-in capital                                                                     $ 236,445,799
--------------------------------------------------------------------------------------------------
Undistributed (overdistributed) net investment income                                    (626,710)
--------------------------------------------------------------------------------------------------
Accumulated net realized gain (loss) on investment transactions                        (5,693,704)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments                                 396,076
                                                                                     -------------
Net Assets                                                                           $230,521,461
                                                                                     =============
==================================================================================================
Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of
$120,358,685 and 10,603,734 shares of beneficial interest outstanding)                     $11.35
Maximum offering price per share (net asset value plus sales charge
of 4.75% of offering price)                                                                $11.92
--------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred
Sales charge) and offering price per share (based on net assets of $76,302,591
and 6,724,614 shares of beneficial interest outstanding)                                   $11.35
--------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred
Sales charge) and offering price per share (based on net assets of $33,860,185
and 2,986,063 shares of beneficial interest outstanding)                                   $11.34

See accompanying Notes to Financial Statements.

                 26 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF OPERATIONS  Unaudited

For the Six Months Ended January 31, 2002
==================================================================================================
Investment Income

Interest                                                                              $ 7,013,721

==================================================================================================
Expenses

Management fees                                                                           615,118
--------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                                    80,742
Class B                                                                                   298,177
Class C                                                                                   124,618
--------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                                              61,709
--------------------------------------------------------------------------------------------------
Interest expense                                                                           26,228
--------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                11,892
--------------------------------------------------------------------------------------------------
Shareholder reports                                                                         4,677
                                                                                      ------------
Total expenses                                                                          1,223,161
Less reduction to custodian expenses                                                       (7,145)
                                                                                      ------------
Net expenses                                                                            1,216,016

==================================================================================================
Net Investment Income                                                                   5,797,705

==================================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments                                                  (985,002)
--------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on investments                    (1,168,550)
                                                                                      ------------
Net realized and unrealized gain (loss)                                                (2,153,552)

==================================================================================================
Net Increase in Net Assets Resulting from Operations                                   $3,644,153
                                                                                      ============

See accompanying Notes to Financial Statements.

                 27 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                          Six Months             Year
                                                                               Ended            Ended
                                                                    January 31, 2002         July 31,
                                                                         (Unaudited)             2001
======================================================================================================
Operations

Net investment income (loss)                                             $  5,797,705    $  6,654,528
------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                     (985,002)     (1,078,005)
------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                       (1,168,550)      4,502,489
                                                                         -----------------------------
Net increase (decrease) in net assets resulting from operations             3,644,153      10,079,012

======================================================================================================
Dividends and/or Distributions to Shareholders

Dividends from net investment income:
Class A                                                                    (3,446,698)     (4,783,165)
Class B                                                                    (1,784,943)     (1,734,007)
Class C                                                                      (745,697)       (590,401)

======================================================================================================
Beneficial Interest Transactions

Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A                                                                    21,355,108      34,191,262
Class B                                                                    24,134,238      30,306,379
Class C                                                                    14,723,164      12,533,212

======================================================================================================
Net Assets

Total increase                                                             57,879,325      80,002,292
------------------------------------------------------------------------------------------------------
Beginning of period                                                       172,642,136      92,639,844
                                                                         -----------------------------
End of period [including undistributed (overdistributed)
net investment income of $(626,710) and $(447,077), respectively]        $230,521,461    $172,642,136
                                                                         =============================

See accompanying Notes to Financial Statements.

                 28 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

                                                        Six Months                                            Year
                                                             Ended                                           Ended
                                                  January 31, 2002                                        July 31,
Class A                                                (Unaudited)      2001     2000     1999      1998      1997
======================================================================================================================
Per Share Operating Data

Net asset value, beginning of period                       $ 11.46   $ 11.28  $ 12.08  $ 12.42   $ 12.45   $ 12.01
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                          .35       .67      .67      .63       .61       .70
Net realized and unrealized gain (loss)                       (.11)      .21     (.81)    (.37)        -       .43
                                                           -----------------------------------------------------------
Total income (loss) from investment
operations                                                     .24       .88     (.14)     .26       .61      1.13
----------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                          (.35)     (.70)    (.66)    (.60)     (.64)     (.69)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $11.35    $11.46   $11.28   $12.08    $12.42    $12.45
                                                           ===========================================================

======================================================================================================================
Total Return, at Net Asset Value(1)                           2.17%     8.10%   (1.00)%   2.01%     4.99%     9.68%

======================================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in thousands)                  $120,359  $100,222  $64,336  $72,794   $68,720   $68,280
----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                         $111,065  $ 77,048  $67,252  $71,835   $69,202   $65,710
----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income                                         6.03%     5.84%    5.93%    5.03%     4.82%     5.79%
Expenses                                                      0.85%     0.94%    1.10%    0.95%     1.00%(3)  0.93%(3)
Expenses, net of interest expense,
and reduction to excess and
custodian expenses                                            0.82%     0.87%    0.93%    0.90%     0.93%     0.90%
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                         17%       58%      98%      37%       35%       22%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                 29 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS  Continued

                                                         Six Months                                           Year
                                                              Ended                                          Ended
                                                   January 31, 2002                                       July 31,
Class B                                                 (Unaudited)     2001     2000     1999      1998      1997
======================================================================================================================
Per Share Operating Data

Net asset value, beginning of period                        $ 11.46  $ 11.27  $ 12.07  $ 12.42   $ 12.45   $ 12.01
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                           .31      .59      .58      .53       .52       .61
Net realized and unrealized gain (loss)                        (.11)     .22     (.81)    (.38)        -       .42
                                                            ----------------------------------------------------------
Total income (loss) from investment
operations                                                      .20      .81     (.23)     .15       .52      1.03
----------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                           (.31)    (.62)    (.57)    (.50)     (.55)     (.59)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $11.35   $11.46   $11.27   $12.07    $12.42    $12.45
                                                            ==========================================================

======================================================================================================================
Total Return, at Net Asset Value(1)                            1.78%    7.40%   (1.75)%   1.16%     4.20%     8.86%

======================================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in thousands)                    $76,303  $52,926  $21,696  $24,206   $22,124   $19,339
----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                           $65,850  $32,037  $21,368  $23,845   $20,969   $17,243
----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income                                          5.25%    5.03%    5.16%    4.26%     4.10%     5.02%
Expenses                                                       1.61%    1.68%    1.96%    1.80%     1.75%(3)  1.78%(3)
Expenses, net of interest expense,
and reduction to excess and
custodian expenses                                             1.58%    1.62%    1.68%    1.65%     1.68%     1.65%
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                          17%      58%      98%      37%       35%       22%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                 30 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

                                                         Six Months                                           Year
                                                              Ended                                          Ended
                                                   January 31, 2002                                       July 31,
Class C                                                 (Unaudited)     2001     2000     1999      1998      1997
======================================================================================================================
Per Share Operating Data

Net asset value, beginning of period                        $ 11.45  $ 11.27  $ 12.07  $ 12.41   $ 12.44   $ 12.00
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                           .31      .57      .57      .53       .51       .60
Net realized and unrealized gain (loss)                        (.11)     .23     (.80)    (.37)        -       .43
                                                            ----------------------------------------------------------
Total income (loss) from investment
operations                                                      .20      .80     (.23)     .16       .51      1.03
----------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                           (.31)    (.62)    (.57)    (.50)     (.54)     (.59)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $11.34   $11.45   $11.27   $12.07    $12.41    $12.44
                                                            ==========================================================

======================================================================================================================
Total Return, at Net Asset Value(1)                            1.77%    7.30%   (1.75)%   1.25%     4.20%     8.84%

======================================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in thousands)                    $33,860  $19,494   $6,607   $5,826    $5,198    $2,611
----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                           $27,547  $10,913   $5,542   $5,867    $4,063    $1,390
----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income                                          5.23%    5.01%    5.16%    4.26%     4.28%     4.99%
Expenses                                                       1.61%    1.68%    1.95%    1.80%     1.76%(3)  1.79%(3)
Expenses, net of interest expense,
and reduction to excess and
custodian expenses                                             1.58%    1.62%    1.68%    1.65%     1.67%     1.66%
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                          17%      58%      98%      37%       35%       22%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                 31 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited

===============================================================================
1. Significant Accounting Policies
Oppenheimer Pennsylvania Municipal Fund (the Fund) is a separate series of Oppenheimer Multi-State Municipal Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek as high a level of current interest income exempt from federal and Pennsylvania personal income taxes as is available from municipal securities, consistent with preservation of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans.
Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
-------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
-------------------------------------------------------------------------------
Securities Purchased on a When-Issued or Forward Commitment Basis. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends beyond six months or more after trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its commitments. These transactions may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. As of January 31, 2002, the Fund had entered into outstanding net when-issued or forward commitment transactions of $19,742,843.

                 32 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

-------------------------------------------------------------------------------
Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund intends to invest no more than 20% of its total assets in inverse floaters. Inverse floaters amount to $17,851,324 as of January 31, 2002. Including the effect of leverage, inverse floaters represent 14.29% of the Fund's total assets as of January 31, 2002.
--------------------------------------------------------------------------------
Security Credit Risk. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higherrated fixed-income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of January 31, 2002, securities with an aggregate market value of $946,370, representing 0.41% of the Fund's net assets, were in default.
     There are certain risks arising from geographic concentration in any state. Certain revenue or tax-related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.
     As of January 31, 2002, the Fund had available for federal income tax purposes an estimated unused capital loss carryover of $5,693,707. This estimated capital loss carryover represents carryover as of the end of the last fiscal year, increased for losses deferred under tax accounting rules to the current fiscal year and increased or decreased by capital losses or gains realized in the first six months of the current fiscal year.

                 33 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued

===============================================================================
1. Significant Accounting Policies  Continued
Federal Taxes  Continued
As of July 31, 2001, the Fund had available for federal income tax purposes unused capital loss carryovers as follows:

Expiring
--------------------------------------------
   2002                            $  834,493
---------------------------------------------
   2003                               290,707
---------------------------------------------
   2004                                27,458
---------------------------------------------
   2006                               292,959
---------------------------------------------
   2007                               106,698
---------------------------------------------
   2008                               321,862
---------------------------------------------
   2009                             2,177,266
                                   ----------
   Total capital loss carryover    $4,051,443
                                   ==========

--------------------------------------------------------------------------------
Trustees' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended January 31, 2002, the Fund's projected benefit obligations were increased by $1,845 and payments of $2,334 were made to retired trustees, resulting in an accumulated liability of $24,079 as of January 31, 2002.
     The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

                 34 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

--------------------------------------------------------------------------------
Investment Income. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                Six Months Ended January 31,2002                   Year Ended July 31,2001
                                       Shares             Amount                Shares              Amount
------------------------------------------------------------------------------------------------------------
Class A
Sold                                2,263,754       $ 25,937,695             3,777,756        $ 42,526,488
Dividends and/or
distributions reinvested              147,963          1,696,164               219,466           2,474,677
Redeemed                             (550,293)        (6,278,751)             (959,842)        (10,809,903)
                                   -------------------------------------------------------------------------
Net increase (decrease)             1,861,424       $ 21,355,108             3,037,380        $ 34,191,262
                                   =========================================================================
------------------------------------------------------------------------------------------------------------
Class B
Sold                                2,238,231       $ 25,643,976             3,044,797        $ 34,261,850
Dividends and/or
distributions reinvested               75,305            862,507                79,028             890,543
Redeemed                             (207,259)        (2,372,245)             (430,079)         (4,846,014)
                                   -------------------------------------------------------------------------
Net increase (decrease)             2,106,277       $ 24,134,238             2,693,746        $ 30,306,379
                                   =========================================================================
------------------------------------------------------------------------------------------------------------
Class C
Sold                                1,316,373       $ 15,086,113             1,363,466        $ 15,314,293
Dividends and/or
distributions reinvested               42,555            486,997                37,913             426,980
Redeemed                              (74,831)          (849,946)             (285,823)         (3,208,061)
                                   -------------------------------------------------------------------------
Net increase (decrease)             1,284,097       $ 14,723,164             1,115,556        $ 12,533,212
                                   =========================================================================

================================================================================
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended January 31, 2002, were $109,785,785 and $34,436,371, respectively.

                 35 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued

================================================================================
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million, and 0.35% of average annual net assets in excess of $1 billion. The Fund's management fee for the six months ended January 31, 2002, was an annualized rate of 0.60%.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS an agreed upon per account fee.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes, to 0.35% per annum, effective October 1, 2001. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund. The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                                 Aggregate         Class A      Concessions     Concessions     Concessions
                                 Front-End       Front-End      On Class A      on Class B      on Class C
                             Sales Charges   Sales Charges          Shares          Shares          Shares
                                on Class A     Retained by     Advanced by     Advanced by     Advanced by
Six Months Ended                    Shares     Distributor     Distributor(1)  Distributor(1)  Distributor(1)
--------------------------------------------------------------------------------------------------------------
January 31, 2002                  $706,052        $141,725           $6,861        $969,682        $133,576

(1). The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale

                                   Class A                          Class B                          Class C
                       Contingent Deferred              Contingent Deferred              Contingent Deferred
                             Sales Charges                    Sales Charges                    Sales Charges
Six Months Ended   Retained by Distributor          Retained by Distributor          Retained by Distributor
--------------------------------------------------------------------------------------------------------------
January 31, 2002                    $3,762                          $39,536                           $1,393

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

                 36 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

--------------------------------------------------------------------------------
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.15% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.15% of the average annual net assets consisting of Class A shares of the Fund. For the six months ended January 31, 2002, payments under the Class A plan totaled $80,742, all of which were paid by the Distributor to recipients, and included $5,209 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
     The Distributor retains the asset-based sales charge on Class B shares.
The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
     The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the six months ended January 31, 2002, were as follows:

                                                                          Distributor's
                                                           Distributor's      Aggregate
                                                               Aggregate   Unreimbursed
                                                            Unreimbursed  Expenses as %
                          Total Payments  Amount Retained       Expenses  of Net Assets
                              Under Plan   by Distributor     Under Plan       of Class
-----------------------------------------------------------------------------------------
Class B Plan                    $298,177         $278,513     $3,044,042           3.99%
Class C Plan                     124,618           90,911        402,195           1.19

                 37 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued

================================================================================
5. Illiquid Securities
As of January 31, 2002, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of January 31, 2002, was $11,984,506, which represents 5.20% of the Fund's net assets.

================================================================================
6. Bank Borrowings
The Fund may borrow up to 5% of its total assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The Fund has entered into an agreement, which enables it to participate with certain other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $250 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.625%. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.09% per annum.
     The Fund had borrowings outstanding of $3,000,000 as of January 31, 2002. For the six months ended January 31, 2002, the average monthly loan balance was $1,935,036 at an average interest rate of 2.678%. The Fund had gross borrowings and gross loan repayments of $51,700,000 and $50,300,000, respectively, during the six months ended January 31, 2002. The maximum amount of borrowings outstanding at any month-end was $9,000,000.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., 498 Seventh Avenue, New York, NY 10018.

(C)Copyright 2002 OppenheimerFunds, Inc. All rights reserved.

                 38 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

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

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--------------------------------------------------------------------------------
Ticker Symbols Class A: OPATX Class B: OPABX Class C: OPACX

This Semiannual Report is for the information of shareholders of Oppenheimer Pennsylvania Municipal Fund. It must be preceded or accompanied by a current Prospectus for the Fund.

All performance information provided represents past performance and is not indicative of future investment performance. The investment return and principal value of an investment in the Fund will fluctuate with market conditions, so that shares, on any given day or when redeemed, may be worth more or less than
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                 RS0740.001.0102 April 1, 2002